AMENDMENT NO. 7 TO CREDIT AGREEMENT


         This Amendment, dated as of February 11, 2004 (this "AMENDMENT"), is by and among Footstar, Inc. (the "LEAD BORROWER") and Footstar Corporation (collectively, with the Lead Borrower, the "BORROWERS"), the financial institutions named as parties hereto as lenders (the "LENDERS"), Fleet National Bank, as swingline lender and as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), Fleet Retail Group, Inc. (formerly known as Fleet Retail Finance Inc.), as collateral agent (in such capacity, the "COLLATERAL AGENT"), Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication agents (in such capacity, the "SYNDICATION Agents") and JPMorgan Chase Bank, as documentation agent (in such capacity, the "DOCUMENTATION AGENT").

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent, the Syndication Agents and the Documentation Agent are parties to that certain Credit Agreement dated as of October 18, 2002 (as amended, extended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

         WHEREAS, the Borrowers have requested a further extension of time by which they will be required to deliver to the Administrative Agent and the Lenders their quarterly and annual financial statements and corresponding Compliance Certificates pursuant to Sections 6.1(a), (b) and (c) of the Credit Agreement for the fiscal quarters ended September 28, 2002, March 29, 2003, June 28, 2003 and September 27, 2003 and the fiscal year ended December 28, 2002.

         NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

         1. EXTENSION UNDER CREDIT AGREEMENT. The Administrative Agent and each of the Lenders hereby agree that the time by which the Borrowers shall be required to deliver (i) their annual financial statements under Section 6.1(a) for the fiscal year ended December 28, 2002 and the corresponding Compliance Certificate required by the Credit Agreement, and (ii) their quarterly financial statements under Section 6.1(b) and the corresponding Compliance Certificates required by the Credit Agreement, for the fiscal quarters ended September 28, 2002, March 29, 2003, June 28, 2003 and September 27, 2003, respectively, is hereby extended in each case to the earlier of: (A) the date by which the Lead Borrower files with the Securities and Exchange Commission its Form 10-Q reports for the fiscal quarters ended September 28, 2002, March 29, 2003, June 28, 2003, and September 27, 2003, respectively, and its Form 10-K report for the fiscal year ended December 28, 2002, or (B) February 27, 2004.

         2. CONDITIONS TO EFFECTIVENESS. The extension contemplated by this Amendment shall become effective upon the satisfaction of the following conditions:

                  (a) the Administrative Agent shall have received counterparts hereof executed by each of the Required Lenders, the Administrative Agent and the Borrowers, together with an executed Acknowledgement and Consent of Guarantors in the form attached hereto;

                  (b) all representations and warranties contained in this Amendment shall be true and correct in all material respects;

                  (c) no event shall have occurred and be continuing which constitutes an Event of Default or a Default;

                  (d) the Borrowers shall have paid the fees agreed to be paid by the Borrowers in connection with this Amendment; and

                  (e) all legal matters incident to the transaction hereby contemplated shall be reasonably satisfactory to the Administrative Agent's counsel.

         3. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         4. SPECIFIC REPRESENTATIONS AS TO THE ACCOUNTING RESTATEMENT MATTER. Each of the Borrowers represents and warrants that the maximum potential impact to earnings with respect to the Accounting Restatement Matter does not and will not exceed $55,000,000 in the aggregate. In the event such maximum aggregate amount exceeds $55,000,000, such event shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement. Each of the Borrowers further represents and warrants that the Accounting Restatement Matter in the aggregate does not and will not negatively affect the Collateral or the Borrowing Base in any manner and the financial covenant set forth in Section 7.11(a) of the Credit Agreement will not be breached with respect to the fiscal quarter ended September 27, 2003 as a result of the Accounting Restatement Matter. In the event the Accounting Restatement Matter in the aggregate negatively affects the Collateral or the Borrowing Base or in the event such financial covenant is breached as a result of the Accounting Restatement Matter, the same shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement.

         5.       MISCELLANEOUS.

                  (a) REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants that:

                           (i) it is duly organized, validly existing
                  corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

                           (ii) no consent of any other person, including,
                  without limitation, shareholders, creditors or Subsidiaries of either of the Borrowers, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Amendment;



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                           (iii) this Amendment has been duly executed and
                  delivered by a duly authorized officer on behalf of each of the Borrowers, and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                           (iv) the execution, delivery and performance of this
                  Amendment will not violate any law, statute or regulation applicable to either of the Borrowers or any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations;

                           (v) the representations and warranties contained in
                  the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent the facts upon which such representations and warranties are based may in the ordinary course be changed by transactions or events permitted or not prohibited by the Credit Agreement. Since the Closing Date, no event, condition or circumstance has occurred or existed which could reasonably be expected to have a Material Adverse Effect; and

                           (vi) without limiting the representations and
                  warranties contained herein, since the Closing Date, none of the Loan Parties have changed their respective jurisdictions or organization.

         (b) NO WAIVER. Nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Default or Event of Default, and the Lenders and the Administrative Agent are entering into this Amendment without prejudice and hereby reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.

         (c) COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         (d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).


                           [SIGNATURE PAGES TO FOLLOW]







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






         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.


                         FOOTSTAR, INC., as a Borrower


                         By:  STEPHEN R. WILSON
                              --------------------------------------------------
                             Name:  Stephen R. Wilson
                             Title:     EVP & CAO


                         FOOTSTAR CORPORATION, as a Borrower


                         By:  STEPHEN R. WILSON
                              --------------------------------------------------
                             Name:  Stephen R. Wilson
                             Title:    EVP & CAO





             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT





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                         FLEET NATIONAL BANK, as Administrative Agent and as
                         Lender


                         By:  KEITH VEREAUTEREN
                              --------------------------------------------------
                             Name:  Keith Vercauteren
                             Title:    Vice President


                         FLEET RETAIL GROUP, INC., as Collateral Agent


                         By:  KEITH VERCAUTEREN
                              --------------------------------------------------
                             Name:  Keith Vercauteren
                             Title:    Vice President






             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT




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


                         BACK BAY CAPITAL FUNDING LLC


                         By:  KRISTAN M. O'CONNOR
                              --------------------------------------------------
                             Name:  Kristan M. O'Connor
                             Title:    Director
















             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT




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


                         CONGRESS FINANCIAL CORPORATION


                         By:
                            ----------------------------------------------------
                             Name:
                             Title:














             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT

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                         WELLS FARGO FOOTHILL, LLC


                         By:  EUNNIE KIM
                              --------------------------------------------------
                             Name:  Eunnie Kim
                             Title:    AVP

















             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT



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                         JPMORGAN CHASE BANK


                         By:  DALE A. PENSGEN
                              --------------------------------------------------
                             Name:  Dale A. Pensgen
                             Title:    Vice President

















             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT




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                         THE CIT GROUP/BUSINESS CREDIT, INC.


                         By:
                            ----------------------------------------------------
                             Name:
                             Title:




















             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT




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                         UPS CAPITAL CORPORATION


                         By:
                            ----------------------------------------------------
                             Name:
                             Title:















             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT




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                         AMSOUTH BANK


                         By:  KEVIN R. ROGERS
                              --------------------------------------------------
                             Name:   Kevin R. Rogers
                             Title:      Attorney In Fact















             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT




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


                         NATIONAL CITY BANK


                         By:
                            ----------------------------------------------------
                             Name:
                             Title:




















             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT





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                         ORIX FINANCIAL SERVICES, INC.


                         By:  ANDREW KOSOWSKY
                              --------------------------------------------------
                             Name:  Andrew Kosowsky
                             Title:    Vice President













             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT





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


                         SIEMENS FINANCIAL SERVICES, INC.


                         By:  FRANK AMODIO
                              --------------------------------------------------
                             Name:  Frank Amodio
                             Title:    Vice President - Credit








             SIGNATURE PAGE TO AMENDMENT NO. 7 TO CREDIT AGREEMENT




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                    ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS


         Each of the undersigned Guarantors does hereby acknowledge and consent to the execution, delivery and performance of the within foregoing Amendment, confirms the continuing effect of such Guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment, and agrees to the provisions of the within and foregoing Amendment.


         Accepted and agreed to as of February 11, 2004 by the Facility
Guarantors:

                         FOOTSTAR CENTER, INC.
                         FOOTACTION CENTER, INC.
                          ATHLETIC CENTER, INC.
                          FA HQ, INC.
                          FEET HQ, INC.
                          FWS I, INC.
                          FWS II, INC.
                          STELLAR WHOLESALING, INC.
                          FEET CENTER, INC.
                          MELDISCO H.C., INC.
                          APACHE-MINNESOTA THOM MCAN, INC.
                          MILES SHOES MELDISCO LAKEWOOD, COLORADO, INC.
                          MALL OF AMERICA FAN CLUB, INC.
                          NEVADA FEET, INC.
                          FEET OF COLORADO, INC.
                          LFD I, INC.
                          LFD II, INC.
                          LFD OPERATING, INC.
                          FOOTSTAR HQ, LLC
                          SHOE ZONE CENTER, INC.
                          LFD TODAY, INC.
                          ATHLETIC ATTIC OF TEXAS, INC.
                          FLORIDA MALL FEET, INC.
                          KNOXVILLE FEET, INC.
                          HURST FEET, INC.
                            and each of their Subsidiaries, including all other Facility Guarantors


                                    By: DONNA WAGENOTE
                                        --------------
                                         Duly Authorized Signatory as to all




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